UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act
of 1934

Date of Report (Date of earliest event reported): June 16, 2005

Modine Manufacturing Company
(Exact name of registrant as specified in its charter)

Wisconsin	1-1373	39-0482000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1500 DeKoven Avenue, Racine, Wisconsin	53403
Address of principal executive offices	Zip Code

Registrant's telephone number, including area code:	(262) 636-1200
_____________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On June 16, 2005, Transpro, Inc., Modine Manufacturing Company and a wholly owned subsidiary of Modine Manufacturing Company entered into an amendment dated as of June 16, 2005 (the “Amendment”) to the Agreement and Plan of Merger, dated as of January 31, 2005, by and among Modine Manufacturing Company, Modine Aftermarket Holdings, Inc. and Transpro, Inc. (the “Merger Agreement”).

The Amendment to the Merger Agreement, among other things, extends the termination date from June 30, 2005 to July 31, 2005, waives the closing conditions relating to delivery of comfort letters from accountants regarding the registration statement, provides for the settlement of certain payments made or received on behalf of or at the request of the other party and updates certain exhibits and schedules to the Merger Agreement.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to (i) the Amendment, which is filed as Exhibit 2.1 hereto, and (ii) the Merger Agreement, which was filed as Exhibit 2.1 to Modine’s Form 8-K/A on February 8, 2005, all of which are incorporated into this report by reference.

* * * * *

ADDITIONAL INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT

In connection with the transaction, a registration statement on Form S-4 that contains a preliminary proxy statement/prospectus-information statement regarding the proposed transaction was filed by Transpro with the SEC on May 2, 2005. Stockholders are urged to read the definitive proxy statement/prospectus-information statement and any other relevant documents filed with the SEC because they will contain important information about Modine, Transpro and the transaction. The definitive proxy statement/prospectus-information statement will be mailed to stockholders of Transpro and Modine. Stockholders will be able to obtain a free copy of the proxy statement/prospectus-information statement, as well as other filings containing information about Modine and Transpro, without charge, at the SEC's Internet site (http://www.sec.gov) and the companies' respective Internet sites at www.modine.com and www.transpro.com.

Modine, Transpro, and their respective directors and executive officers may be deemed to be participants in the solicitations of proxies in respect of the transaction. Information regarding Modine's directors and executive officers is available in its definitive proxy statement for its 2005 annual meeting of shareholders, filed with the SEC by Modine on June 15, 2005. Information regarding Transpro's directors and executive officers, as well as the interests of participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings and otherwise, is available in the preliminary proxy statement/prospectus-information statement that is a part of the registration statement on Form S-4 filed by Transpro with the SEC on May 2, 2005.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
2.1	Letter agreement amending the Agreement and Plan of Merger, dated as of June 16, 2005, among Modine Manufacturing Company, Modine Aftermarket Holdings, Inc. and Transpro, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Modine Manufacturing Company

By: /s/ D.B. Rayburn
D.B. Rayburn President and Chief Executive Officer

By: /s/ D.R. Zakos
D.R. Zakos Vice President, General Counsel and Secretary

Date: June 17, 2005

EXHIBIT INDEX

Exhibit Number	Description
2.1	Letter agreement amending the Agreement and Plan of Merger, dated as of June 16, 2005, among Modine Manufacturing Company, Modine Aftermarket Holdings, Inc. and Transpro, Inc.